IMPORTANT NOTICE REGARDING CHANGE IN FUND NAME, INVESTMENT OBJECTIVE AND INVESTMENT POLICIES

SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

Xtrackers MSCI EAFE Selection Equity ETF (EASG)

In order to implement a new investment strategy for Xtrackers MSCI EAFE Selection Equity ETF (the “fund”), the fund’s Board of Trustees (the “Board”) has approved changes to the fund proposed by DBX Advisors LLC, the fund’s investment advisor (the “Advisor”), including: (i) a new fund name and ticker symbol; (ii) a new investment objective; and (iii) a new underlying index, the Bloomberg Developed Markets ex US Core Markets Index. The changes to the fund are further described below and will become effective on or about September 16, 2026 (the “Effective Date”).
On the Effective Date, the fund’s name will change to Xtrackers Bloomberg Developed Markets ex US Equity ETF, and the fund’s ticker symbol will change from EASG to DMXU. At that time, the fund will change its current investment objective of seeking investment results that correspond generally to the performance, before fees and expenses, of the MSCI EAFE Selection Index, to seeking investment results that correspond generally to the performance, before fees and expenses, of the Bloomberg Developed Markets ex US Core Markets Index.
The fund currently has two 80% investment policies: one policy will remain unchanged and the other policy will be updated on the Effective Date to be consistent with the repurposed fund’s new name. The unchanged policy provides that “under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities (including depositary receipts in respect of such securities) of the Underlying Index.” While there are no proposed changes to the policy, the impact of the change to the underlying index is significant because the “underlying index” referenced in the policy will change from the MSCI EAFE Selection Index to the Bloomberg Developed Markets ex US Core Markets Index. The fund’s second existing 80% investment policy states “the fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers from Europe, Australia and the Far East.” This policy will change to be consistent with the repurposed fund’s new name. The revised second 80% investment policy will read as follows: “Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers from developed markets countries other than the United States as determined in accordance with the Underlying Index’s methodology.”
The current underlying index, the MSCI EAFE Selection Index, is a capitalization weighted index that provides exposure to large- and medium- capitalization companies across developed markets, excluding the United States and Canada, with high environmental, social and governance (“ESG”) performance relative to their sector peers. The new underlying index, the Bloomberg Developed Markets ex US Core Markets Index, is a free float market capitalization weighted equity benchmark index designed to measure the performance of large- and mid-capitalization equity securities in developed markets outside the United States and in South Korea. The new underlying index seeks to cover the top 85% of market capitalization of such markets and does not take into account any ESG factors or pursue any ESG objectives.
Portfolio management anticipates that the fund’s reconfiguration on the Effective Date to track its new underlying index will result in significant turnover of the fund’s currently held portfolio securities, which will result in transaction costs that will be borne by the fund and in the recognition of capital gains by the fund.
The fund’s investment objective and 80% investment policies are not fundamental and may be changed by the Board without shareholder approval. The fund will not change its new investment objective or its 80% investment policies unless it provides shareholders with at least 60 days’ prior written notice of any such changes.
July 1, 2026
PRO_SAISTKR26-23

In addition to the foregoing changes, as of the Effective Date, the Advisor has agreed to receive a management fee at a reduced rate relative to its current management fee. The Advisor currently receives a unitary advisory fee at the annual rate of 0.14% of the fund’s average daily net assets. The Advisor proposes that following the fund’s repurposing, its unitary advisory fee will be reduced to 0.03% of the fund’s average daily net assets.
The fund’s current portfolio management team will continue to manage the fund’s assets after the Effective Date.
Please Retain This Supplement for Future Reference
July 1, 2026
PRO_SAISTKR26-23